                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934, as Amended

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       The Ultimate Software Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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

                       THE ULTIMATE SOFTWARE GROUP, INC.
                               2000 ULTIMATE WAY
                             WESTON, FLORIDA 33326

                                                                  April 10, 2001

Dear Stockholder:

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of The Ultimate Software Group, Inc. (the "Company" or "Ultimate Software"), which will be held on Friday, May 11, 2001, at 9:00 a.m. (EDT), at the Company's principal corporate office at 2000 Ultimate Way, Weston, Florida 33326 (the "Annual Meeting").

   The principal business of the meeting will be to elect two directors to serve for three-year terms or until their respective successors are duly elected and qualified and to transact such other business as may properly come before the meeting or any postponement or adjournment thereof. During the Annual Meeting, we will also review the results of the past fiscal year and report on significant aspects of our operations during the first quarter of fiscal 2001.

   Whether you plan to attend the Annual Meeting or not, please complete, sign, date and return the enclosed proxy card in the postage prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

   For your benefit, enclosed is a copy of Ultimate Software's Annual Report to Stockholders, including our Annual Report on Form 10-K filed with the Securities and Exchange Commission, which includes audited financial statements and notes thereto. We thank you for your continued interest in Ultimate Software.

                                          Sincerely yours,

                                          /s/ Scott Scherr

                                          Scott Scherr
                                          Chairman, President and Chief
                                           Executive Officer

                       THE ULTIMATE SOFTWARE GROUP, INC.
                               2000 ULTIMATE WAY
                             WESTON, FLORIDA 33326

                 ---------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2001
                 ---------------------------------------------

TO THE STOCKHOLDERS OF THE ULTIMATE SOFTWARE GROUP, INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Ultimate Software Group, Inc. (the "Company") will be held on Friday, May 11, 2001, at 9:00 a.m. (EDT), at the Company's principal corporate office at 2000 Ultimate Way, Weston, Florida 33326 for the following purposes:

  1. To elect two directors to serve until the 2004 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and

  2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

   Holders of record of the voting stock of the Company at the close of business on March 15, 2001 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

   Enclosed are a Proxy Statement, a form of proxy and an addressed return envelope. ALL STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO BE PRESENT AT THE MEETING, ARE REQUESTED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Stockholders who attend the meeting may, if they desire, revoke their proxies and vote in person.

                                          By Order of the Board of Directors:

                                          /s/ Vivian Loynaz

                                          Vivian Loynaz
                                          Secretary
Weston, Florida
April 10, 2001

                       THE ULTIMATE SOFTWARE GROUP, INC.
                               2000 ULTIMATE WAY
                             WESTON, FLORIDA 33326

                      ----------------------------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2001
                      ----------------------------------

   The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of The Ultimate Software Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 11, 2001, at 9:00 a.m. (EDT), at the Company's principal corporate office at 2000 Ultimate Way, Weston, Florida 33326 and at any postponement or adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Stockholders for 2000 including therewith the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (the "Form 10-K"), are first being mailed to stockholders commencing on or about April 10, 2001.

   Proxies are being solicited from holders of the Company's common stock, par value $0.01 per share (the "Common Stock"). If a proxy is properly executed and returned, the shares represented by it will be voted and, where specification is made by the stockholder as provided in such proxy, will be voted in accordance with such specification. Unless a stockholder specifies otherwise, all shares represented by valid proxies will be voted (i) FOR the election of the persons named in this Proxy Statement as the nominees of the Company under the heading "Election of Directors," and (ii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

                            SOLICITATION OF PROXIES

   The Company is paying the costs of solicitation, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by directors, officers and regular employees of the Company without additional compensation. Brokers, dealers, banks, voting trusts, custodians and other institutions, and their nominees, who are holders of shares of the Company's Common Stock on the Record Date, referred to below, will be requested to forward the soliciting material to the beneficial owners of such shares of Common Stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such institutions for their reasonable expenses in forwarding proxy material to their beneficial owners.

                          VOTING RIGHTS AND PROCEDURES

   Only stockholders of record of the Common Stock of the Company at the close of business on March 15, 2001 (the "Record Date"), will be entitled to vote at the Annual Meeting. As of that date, a total of 16,046,965 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast is required for the election of directors.

   The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter.

   A stockholder may revoke a proxy at any time prior to its exercise by giving to the Secretary of the Company a written notice of revocation of the proxy's authority prior to the voting thereof or by submitting a duly executed proxy bearing a later date, or by voting in person, at the Annual Meeting.

                       PROPOSAL I--ELECTION OF DIRECTORS

   The Board of the Company is currently composed of eight members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Messrs. Scott Scherr and Ofer Nemirovsky and Dr. Alan Goldstein are the directors in the class whose term expires at the Annual Meeting. Mr. Nemirovsky has chosen not to serve beyond his existing term, which ends at the Annual Meeting.

   The Board has nominated Mr. Scott Scherr and Dr. Alan Goldstein for election to the Board at the Annual Meeting for a term of three years, expiring at the 2004 Annual Meeting, and each has indicated a willingness to serve. Messrs. LeRoy A. Vander Putten and Robert A. Yanover serve in the class whose term expires at the Annual Meeting in 2002. Messrs. Marc D. Scherr, John R. Walter and James A. FitzPatrick, Jr. serve in the class whose term expires at the Annual Meeting in 2003. The affirmative vote of a plurality of the votes cast at the Annual Meeting is necessary to elect the nominees for director. The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Mr. Scott Scherr and Dr. Alan Goldstein, unless otherwise directed. In the event that any nominee becomes unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion as recommended by the Board.

   The following table sets forth certain information concerning the nominees, based on data furnished by them. Information regarding incumbent directors whose terms are not expiring and that of Mr. Nemirovsky who will not serve beyond his existing term is included in the section labeled "Directors and Executive Officers" below.

Name of Nominee          Age               Principal Occupation               Director Since
---------------          ---               --------------------               --------------
Scott Scherr............  49 Chairman of the Board, President and Chief         April 1996
                             Executive Officer, The Ultimate Software Group,
                             Inc.

Alan Goldstein, M.D.....  50 Executive Vice President, Chief Technology         April 1996
                             Officer and Director, The Ultimate Software
                             Group, Inc.

   Scott Scherr has served as President and a director of the Company since its inception in April 1996 and has been Chairman of the Board and Chief Executive Officer of the Company since September 1996. Mr. Scherr is also a member of the Executive Committee of the Board. In 1990, Mr. Scherr founded The Ultimate Software Group, Ltd. (the "Partnership"), the business and operations of which were assumed by the Company in 1998. Mr. Scherr served as President of the Partnership's general partner from the inception of the Partnership until its dissolution in March 1998. From 1979 until 1990, he held various positions at Automatic Data Processing, Inc. ("ADP"), a payroll services company, where his titles included Vice President of Operations and Sales Executive. Prior to joining ADP, Mr. Scherr operated Management Statistics, Inc., a data processing service bureau founded by his father, Reuben Scherr, in 1959. He is the brother of Marc D. Scherr, the Vice Chairman of the Board of the Company.

   Alan Goldstein, M.D., FACS has served as a director of the Company since its inception in April 1996 and as Executive Vice President and Chief Technology Officer since September 1996. Dr. Goldstein is also a member of the Executive Committee of the Board. From April 1996 through September 1996, he served as Vice President and Treasurer of the Company. From January 1994 until February 1998, Dr. Goldstein served as Vice President of the general partner of the Partnership. In 1989, Dr. Goldstein founded Strategic Image Systems, Inc., which produced and developed software applications and tools. From 1985 to 1986, Dr. Goldstein served as Vice President of Information Systems for Loren Industries, Inc., a jewelry-casting manufacturer. From 1985 to 1987, Dr. Goldstein served as Director of Surgical Services at Kings County Hospital in New York. In 1985, as a trauma surgeon engaged in research and medical education, Dr. Goldstein developed a software application for use in hospitals to aid in patient management, quality assurance and physician education.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF MR. SCOTT SCHERR AND DR. ALAN GOLDSTEIN AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2004 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

Board Meetings and Committees of the Board

   During fiscal 2000, the Board held four meetings. During fiscal 2000, each director holding office during the year attended at least 75% of the total number of meetings of the Board and committees of the Board on which he served. The Board has an Executive Committee, an Audit Committee and a Compensation Committee, which are described below.

   Executive Committee. The Executive Committee is composed of Messrs. Scott Scherr, Ofer Nemirovsky, Marc D. Scherr and Dr. Alan Goldstein. Following the Annual Meeting, at which Mr. Nemirovsky's term as a director expires, the Board will appoint a replacement for Mr. Nemirovsky on the Executive Committee. The Executive Committee has the authority to exercise (except as provided by law or as may have been specifically reserved by or for the Board) all the powers and authority of the Board in the management of the business and affairs of the Company between regular meetings of the Board and while the Board is not in session. The Executive Committee held no meetings during fiscal 2000.

   Audit Committee. Messrs. Robert A. Yanover (Chairman), John R. Walter and LeRoy A. Vander Putten are members of the Audit Committee. The Audit Committee oversees the Company's financial reporting process on behalf of the Board and reviews the independence of the Company's auditors. The Audit Committee held four meetings during fiscal 2000.

   The Company's independent auditors for the fiscal year ended December 31, 2000 were Arthur Andersen LLP. Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will be afforded the opportunity to make a statement, should they desire to do so, and to respond to appropriate questions.

   Compensation Committee. Messrs. LeRoy A. Vander Putten (Chairman) and Robert
A. Yanover are members of the Compensation Committee. The Compensation Committee is responsible for determining the compensation and benefits for the executive officers of the Company and administers the Company's stock plans and oversees such other benefits plans as the Company may from time to time maintain. The Compensation Committee held four meetings during fiscal 2000.

Director Compensation

   As compensation for serving on the Board, each non-employee director of the Company receives a quarterly retainer of $5,000, payable exclusively in the form of options to purchase Common Stock under The Ultimate Software Group, Inc. Nonqualified Stock Option Plan (the "Stock Option Plan"). Additional compensation is provided for serving on committees of the Board whereby each non-employee director of the Company receives a fee for attendance at each board committee meeting in the amounts of $1,000 for each member and $2,000 for the committee chairman, payable exclusively in the form of options to purchase Common Stock under the Stock Option Plan. All such options vest upon the date of grant and have an exercise price equal to 30% of the fair market value of the Company's Common Stock on the date of grant. The total discount from fair market value on all options granted to directors for a calendar quarter is equivalent to the retainer fees and board committee fees earned by the non-employee directors for such quarter. All directors are reimbursed for expenses incurred in connection with their attendance at Board and related committee meetings.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 15, 2001 (unless otherwise noted) by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock; and (ii) each of the Company's directors and executive officers and all directors and executive officers of the Company as a group.

                                                       Amount and
                                                       Nature of
      Name and Address                                 Beneficial     Percent
      of Beneficial Owner                             Ownership (1) of Class (2)
      -------------------                             ------------  -----------
HarbourVest Partners V--Direct Fund L.P. (3).........  1,550,807        9.7%
 One Financial Center, 44th Floor
 Boston, MA 02111
J.P. Morgan Investment Corporation (4)...............    969,267        6.0%
 60 Wall Street
 New York, NY 10260
Michael Feinberg (5).................................  1,146,739        7.1%
 3980 N. 32 Terrace
 Hollywood, FL 33312
Scott Scherr (6).....................................    740,902        4.6%
Alan Goldstein, M.D. (7).............................    627,497        3.9%
Mitchell K. Dauerman (8).............................    192,351        1.2%
James M. Alu (9).....................................    159,306        1.0%
Ofer Nemirovsky (3)(10)..............................  1,561,382        9.7%
Marc D. Scherr (11)..................................    385,072        2.4%
LeRoy A. Vander Putten (12)..........................     33,405          *
John R. Walter (13)..................................    685,703        4.3%
James A. FitzPatrick, Jr. (14).......................      4,677          *
Robert A. Yanover (15)...............................    173,092        1.1%
All directors and executive officers as a group
 (10 persons) (16)...................................  4,560,552       28.4%

--------
*Indicates beneficial ownership of less than 1.0% of the outstanding Common
Stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of the date hereof are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person's percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for shares held jointly with a person's spouse or subject to applicable community property laws, or as indicated in the footnotes to this table, each stockholder identified in the table possesses the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder.
(2) Applicable percentage of ownership is based on 16,046,965 shares of Common Stock outstanding.
(3) Mr. Nemirovsky, a director of the Company, is a Managing Director of HarbourVest Partners, L.L.C. which is the Managing Director of the HVP V-- Direct Associates, L.L.C. which in turn is the General Partner of HarbourVest Partners V--Direct Fund L.P. ("HarbourVest"). Mr. Nemirovsky disclaims beneficial ownership of the shares held by HarbourVest, except to the extent of his pecuniary interest therein.
(4) Represents 899,032 shares of Common Stock held by J.P. Morgan Investment Corporation and 70,235 shares of Common Stock held as of December 31, 2000 by Sixty Wall Street SBIC Fund, L.P., which is an affiliate of J.P. Morgan Investment Corporation.
(5) Represents 1,049,814 shares of Common Stock owned by Mr. Feinberg and 96,925 shares of Common Stock owned by Ann Feinberg, his spouse, held as of December 31, 2000.

(6) Represents 278,078 shares of Common Stock held by Mr. Scott Scherr, 118,018 shares of Common Stock held by Mr. Scott Scherr for the benefit of one of his children, and exercisable options to purchase 344,806 shares of Common Stock.
(7) Represents 309,985 shares of Common Stock held by Dr. Goldstein, 57,315 shares of Common Stock held by the Alan S. Goldstein Irrevocable Trust, of which Dr. Goldstein's wife, Cheryl A. Zickler, is the trustee, and exercisable options to purchase 260,197 shares of Common Stock. Dr. Goldstein disclaims beneficial ownership of the shares owned by the Alan
      S. Goldstein Irrevocable Trust.
(8)   Represents exercisable options to purchase 192,351 shares of Common
      Stock.
(9) Represents 93,050 shares of Common Stock held by Mr. Alu, 2,400 shares of Common Stock held for the benefit of Mr. Alu's children, and exercisable options to purchase 63,856 shares of Common Stock.
(10) Includes exercisable options to purchase 10,575 shares of Common Stock. Options issued and issuable to Mr. Nemirovsky in his capacity as a director of the Company are beneficially owned by HarbourVest by special agreement between Mr. Nemirovsky and HarbourVest. See note (3) for balance of shares disclosed herein as beneficially owned.
(11) Represents 23,259 shares of Common Stock held by Mr. Marc Scherr, 13,567 shares of Common Stock held by certain trusts established for the benefit of Mr. Marc Scherr's children, and exercisable options to purchase 348,246 shares of Common Stock. Mr. Marc Scherr disclaims beneficial ownership of the shares owned by the trusts established for the benefit of his children.
(12) Represents 21,238 shares of Common Stock held by Mr. Vander Putten and exercisable options to purchase 12,167 shares of Common Stock.
(13) Represents 633,662 shares of Common Stock held by Aberdeen Strategic Capital LP ("Aberdeen") and an exercisable warrant to purchase 50,000 shares of Common Stock, as described below. Also includes exercisable options to purchase 2,041 shares of Common Stock issued to Mr. Walter in his capacity as a director of the Company. Mr. Walter is a minority stockholder of Aberdeen, which had a consulting agreement with the Company. As sole compensation for the services of Aberdeen and its affiliates under the consulting agreement (the "Agreement"), on October 21, 1999 the Company issued to Aberdeen a warrant to purchase 100,000 shares of the Company's Common Stock for $10 per share (the "Warrant"), vesting over time. In October 2000, the Company terminated the Agreement and the unvested portion of the Warrant, representing 50,000 shares of the Company's Common Stock, was canceled. Mr. Walter disclaims beneficial ownership of the shares held by Aberdeen, except to the extent of his pecuniary interest therein.
(14) Represents 2,000 shares of Common Stock held by Mr. FitzPatrick and exercisable options to purchase 2,677 shares of Common Stock.
(15) Represents 135,219 shares of Common Stock held by Yanover Associates and exercisable options held by Mr. Yanover to purchase 37,873 shares of Common Stock. Mr. Yanover is the President of the general partner of Yanover Associates.
(16) Represents an aggregate of 3,238,598 shares of Common Stock and exercisable options to purchase an aggregate of 1,324,789 shares of Common Stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

   The directors and executive officers (Messrs. Scott Scherr, Marc D. Scherr, Dr. Alan Goldstein, Mitchell K. Dauerman and James M. Alu), and their ages as of March 15, 2001, are as follows:

Name                    Age Position(s)
----                    --- -----------
Scott Scherr             49 Chairman of the Board, President and Chief Executive Officer
Marc D. Scherr           43 Vice Chairman of the Board
Alan Goldstein, M.D.     50 Executive Vice President, Chief Technology Officer and Director
Mitchell K. Dauerman     44 Executive Vice President, Chief Financial Officer and Treasurer
James M. Alu             56 Executive Vice President and Chief Operating Officer
Ofer Nemirovsky          42 Director
LeRoy A. Vander Putten   66 Director
John R. Walter           54 Director
James A. FitzPatrick,
 Jr.                     51 Director
Robert A. Yanover        64 Director

   Marc D. Scherr has been a director of the Company since its inception in April 1996 and was elected as Vice Chairman in July 1998. Mr. Scherr is also a member of the Executive Committee of the Board. Mr. Scherr became an executive officer of the Company effective March 1, 2000. Mr. Scherr served as a director of Gerschel & Co., Inc., a private investment firm from January 1992 until March 2000. In December 1995, Mr. Scherr co-founded Residential Company of America, Ltd. ("RCA"), a real estate firm, and served as President of its general partner until March 2000. Mr. Scherr also served as Vice President of RCA's general partner from its inception in August 1993 until December 1995. From 1990 to 1992, Mr. Scherr was a real estate pension fund advisor at Aldrich, Eastman & Waltch. Previously, he was a partner in the Boston law firm of Fine & Ambrogne. Mr. Scherr is the brother of Scott Scherr, Chairman of the Board, President and Chief Executive Officer of the Company.

   Mitchell K. Dauerman has served as Executive Vice President of the Company since April 1998 and as Chief Financial Officer and Treasurer of the Company since September 1996. From 1979 to 1996, Mr. Dauerman held various positions with KPMG LLP, a global accounting and consulting firm, serving as a Partner in the firm from 1988 to 1996. Mr. Dauerman is a Certified Public Accountant.

   James M. Alu has served as Executive Vice President of the Company since February 1999 and as Chief Operating Officer since January 1998. Prior to that, Mr. Alu served as Vice President of the Company from September 1996 and Vice President of the general partner of the Partnership from July 1993 until April 1996. From 1988 until 1993, Mr. Alu served as Area Sales Vice President for the northeastern United States for ADP's Dealer Services Group.

   Ofer Nemirovsky has served as a director of the Company since June 1997 and is a member of the Executive Committee of the Board. Mr. Nemirovsky has been a Managing Director of HarbourVest Partners, LLC since January 1997. HarbourVest Partners, LLC was formed by the management team of Hancock Venture Partners, Inc., a venture capital investment firm ("HVP"), where Mr. Nemirovsky had served in various capacities since 1986. Prior to joining HVP, Mr. Nemirovsky held various computer sales and marketing positions at Hewlett-Packard Company, a measurement, computation and communications company. He is currently a director of Daleen Technologies, Inc., a leading independent network services provider and global carriers' carrier, as well as several privately-held companies. Mr. Nemirovsky has chosen not to serve as a director of the Company beyond his existing term, which ends on the date of the Annual Meeting.

   LeRoy A. Vander Putten has served as a director of the Company since October 1997, is Chairman of the Compensation Committee of the Board and is a member of the Audit Committee of the Board. Mr. Vander Putten has served as the Chairman of CORE Insurance Holdings, Inc., a member of the GE Global Insurance Group, engaged in the underwriting of casualty reinsurance, since August 2000. From April 1998 to

August 2000, he served as Chairman of Trade Resources International Holdings, Ltd., a corporation engaged in trade finance for exporters from developing countries. From January 1988 until May 1997, Mr. Vander Putten was Chairman and Chief Executive Officer of Executive Risk Inc., a specialty insurance holding company. From August 1982 to January 1988, Mr. Vander Putten served as Vice President and Deputy Treasurer of The Aetna Life and Casualty Company, an insurance company.

   James A. FitzPatrick, Jr. has served as a director of the Company since July 2000. Mr. FitzPatrick is a partner in the law firm Dewey Ballantine LLP, which provides legal services to the Company. Before joining Dewey Ballantine LLP as a partner in February 1989, Mr. FitzPatrick was a partner in the law firm LeBoeuf, Lamb, Leiby & MacRae.

   Robert A. Yanover has served as a director of the Company since January 1997 and is Chairman of the Audit Committee of the Board and is a member of the Compensation Committee of the Board. Mr. Yanover founded Computer Leasing Corporation of Michigan, a private leasing company, in 1975 and has served as its President since that time. Mr. Yanover also founded Lason, Inc., a corporation specializing in the imaging business, and served as Chairman of the Board from its inception in 1987 until 1998 and as a director through February 2001.

   John R. Walter has served as a director of the Company since July 1999 and is a member of the Audit Committee of the Board. Mr. Walter is the current Chairman of Manpower, Inc., a provider of temporary employee services, retired President and Chief Operating Officer of AT&T, a telecommunications company ("AT&T"), and former Chairman, President and Chief Executive Officer of R.R. Donnelley & Sons, a financial printing company ("R.R. Donnelley"). In addition to Manpower, Inc. and Ultimate Software, Mr. Walter serves on the boards of directors of Abbott Laboratories, Deere & Company, Celestica, Inc., Applied Graphics Technologies, Inc. and Jones Lang LaSalle, Inc. Mr. Walter also serves on the International Advisory Council of the Singapore Economic Development Board, is a director of Evanston Northwestern Healthcare Corporation, is a trustee of Northwestern University and the Chicago Symphony Orchestra and holds numerous other advisory and membership positions. Mr. Walter began his career in 1969 at R.R. Donnelley. After holding sales and executive positions of increasing responsibility, in 1989 he was appointed R.R. Donnelley's Chairman, President and Chief Executive Officer, a position he retained through 1996, when he resigned to join AT&T.

   Information regarding Mr. Scott Scherr and Dr. Alan Goldstein is included under the heading "Proposal I--Election of Directors."

                             EXECUTIVE COMPENSATION

   The following table summarizes the compensation for services rendered in all capacities to the Company during the past three completed fiscal years by the Company's Chief Executive Officer and all other executive officers of the
Company:

                           Summary Compensation Table

                                                   Long Term
                                      Annual      Compensation
                                   Compensation   ------------
                                  ---------------  Securities
                           Fiscal  Salary          Underlying     All Other
Name and Position (1)       Year     (2)   Bonus    Options    Compensation (3)
---------------------      ------ -------- ------ ------------ ---------------
Scott Scherr                2000  $280,265 $    0         0        $2,625
 Chairman of the Board,     1999   255,518      0     4,108         2,500
 President and Chief        1998   239,774      0         0         2,500
 Executive Officer

Alan Goldstein, M.D.        2000   260,577      0         0         2,067
 Executive Vice President   1999   259,615      0     3,756         2,500
 and Chief Technology       1998   219,231      0         0         2,500
 Officer

Mitchell K. Dauerman        2000   271,154      0         0         2,625
 Executive Vice President,  1999   233,654      0    78,591         2,500
 Chief Financial Officer    1998   209,615      0         0         2,500
 and Treasurer

James M. Alu                2000   260,577      0         0         2,625
 Executive Vice President   1999   206,731      0    52,998         2,500
 and Chief Operating        1998   175,000      0         0         2,500
 Officer

Marc D. Scherr              2000   209,615 66,250    75,000         2,132
 Vice Chairman

--------
(1) Marc D. Scherr, Vice Chairman of the Company, became an executive officer of the Company effective March 1, 2000. Since he was not an executive officer before that date, Mr. Marc D. Scherr is not included in the summary compensation table for the fiscal years 1998 and 1999.
(2) During 2000, there were 26 pay periods as compared to 27 pay periods for the calendar year 1999 and 26 pay periods for the calendar year 1998.
(3) Consists of contributions by the Company to the Company's 401(k) Plan on behalf of the executive officers indicated.

                       Option Grants in Last Fiscal Year

   The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2000 to the Company's Chief Executive Officer and all other executive officers of the Company:

                                                                        Potential
                                                                     Realized Value
                                                                       at Assumed
                                                                     Annual Rates of
                                                                       Stock Price
                                                                      Appreciation
                                                                     for Option Term
                                      Individual Grants                    (1)
                                    ---------------------            ---------------
                                    % of Total
                         Number of   Options
                         Securities Granted to  Exercise
                         Underlying Employees   or Base
                          Options   in Fiscal    Price    Expiration
    Name                  Granted      Year    ($/Sh) (2)    Date       5%     10%
    ----                 ---------- ---------- ---------- ---------- ------- -------
Marc D. Scherr..........   75,000      7.3%      $8.031     2/2/10   378,752 959,831

--------
(1) The potential realized value of each grant of options assumes that the market price of the underlying security appreciates in value from the date of grant to the end of the option (i.e., over the term of the option) at the annualized rates indicated.
(2) The exercise or base price for stock options granted to Mr. Marc D. Scherr in 2000 was equal to the market price of the underlying security at the date of grant.

                Aggregated Option Exercises in Last Fiscal Year
                      and Option Values at Fiscal Year-End

   The following table sets forth, for the Company's Chief Executive Officer and all other executive officers of the Company, certain information concerning the exercise of stock options during 2000, including the value of unexercised options as of December 31, 2000. No stock options were exercised by these executive officers during fiscal 2000.

                              Number of Securities
                             Underlying Unexercised     Value of Unexercised
                                   Options at          In-The-Money Options at
                                December 31, 2000         December 31, 2000 (1)
                            ------------------------- -------------------------
      Name                  Exercisable Unexercisable Exercisable Unexercisable
      ----                  ----------- ------------- ----------- -------------
Scott Scherr...............   318,779       2,054         $ 0          $ 0
Alan Goldstein, M.D........   246,758       1,878           0            0
Mitchell K. Dauerman.......   183,954      39,295           0            0
Marc D. Scherr.............   304,175      63,142           0            0
James M. Alu...............    56,856      26,499           0            0

--------
(1) Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price. This calculation is based on the fair market value at December 31, 2000 of $2.375 per share, which was less than the exercise price of all stock options held by the Chief Executive Officer and all other executive officers of the Company.

Compensation Committee Report On Executive Compensation

   The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

   The Compensation Committee of the Board (the "Compensation Committee") is composed of two non-employee directors, Messrs. LeRoy A. Vander Putten (Chairman) and Robert A. Yanover, and is responsible for developing and approving the Company's compensation program for the executive officers, including the Chief Executive Officer, and other officers of the Company. In addition, the Compensation Committee administers the Company's stock plans and oversees such other benefits plans as the Company may from time to time maintain.

 Compensation Philosophy

   The executive compensation program is designed to attract and retain qualified executive officers who will contribute to the Company's long-term success, to reward executive officers for achieving the Company's strategic goals and to align the interests of the executive officers with those of the Company's stockholders. This philosophy is reflected in a compensation package that includes (i) base salaries and benefits which the Committee believes are competitive with other software and technology companies of comparable size, and (ii) incentive compensation which is related to the Company's achievement of specified financial and other performance targets and which includes the granting of stock options that creates a link between executive compensation and the interests of the Company's stockholders.

 Base Salary and Benefits

   In order to attract and retain qualified executives, the Company strives to offer competitive base salaries and employee benefits, including health care plans, a Section 401(k) Profit Sharing Plan and other employee benefit programs. The Compensation Committee establishes base salary levels for executives by comparison to industry compensation practices of other software and technology companies with revenues in the same broad range as that of the Company (the "Comparison"). During 2000, the base salaries of Messrs. Scott Scherr, James M. Alu, and Mitchell K. Dauerman and Dr. Alan Goldstein were increased based on the Comparison and to achieve appropriate internal relativity with the salaries of other employees of the Company.

 Incentive Compensation

   In October 1998, the Company adopted the Incentive Compensation Plan (the "ICP") for executive officers and other employees. The ICP was designed to reward executive officers and employees for the achievement of corporate goals. Annual bonuses under the ICP are based on actual performance measured against "key performance variables." For the year 2000, no bonuses were awarded to the executive officers or other employees under the ICP.

   In July 2000, the Company adopted the 2000 Employee Bonus Program (the "2000 Program"), which was designed to motivate and award eligible employees upon whose judgment, initiative and effort the Company is dependent. All employees of the Company, other than those whose compensation is payable, in part or entirely, on a sales commission or similar incentive basis, were eligible to be designated by the Chief Executive Officer, pursuant to authority granted to him by the Compensation Committee, to receive awards under the 2000 Program.

   The 2000 Program had a cash bonus component and a component providing for the issuance of stock options under the Stock Option Plan. Payment of cash bonuses was based upon the Company's achievement of a specific level of pre-tax income for fiscal 2000, which was not achieved; consequently, no cash bonuses were paid under the 2000 Program.

   The grant of stock options to employees under the 2000 Program was based upon the achievement of objectives, financial or otherwise, established by the Chief Executive Officer for the respective Company departments or groups in which such employees were employed. Options to purchase an aggregate of 400,000 shares of the Company's Common Stock were issued under the 2000 Program. No such options were issued to any of the executive officers. Authority to grant stock options to executive officers under the 2000 Program rested with the Compensation Committee.

   From time to time, on a discretionary basis, the Compensation Committee approves the issuance of additional stock options under the Stock Option Plan in order to provide incentives to new employees and in recognition of superior performance, promotions and increased responsibilities of executive officers and employees. In February 2000, options to purchase 75,000 shares of the Company's Common Stock were issued to Marc D. Scherr in connection with his becoming a full time officer and employee of the Company. No other executive officer received options to purchase the Company's securities in 2000 or with respect to performance in 2000.

 Compensation of Chief Executive Officer

   The Compensation Committee determined the compensation for the fiscal year 2000 for the Company's Chief Executive Officer, Mr. Scott Scherr, based primarily on the Comparison and the Company's 2000 financial results versus Mr. Scherr's personal objectives. Based on the Comparison and in order to achieve appropriate internal relativity between Mr. Scherr's salary and the salaries of other officers and employees, the Compensation Committee increased Mr. Scherr's base salary in 2000. No cash bonuses or stock options were granted to Mr. Scherr in 2000. The Compensation Committee believes that Mr. Scherr is being appropriately compensated in a manner that relates to these performance and other criteria referred to above.

 Tax Deductibility of Executive Compensation

   Federal tax law generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. Since the Company's annual compensation to its executive officers is currently below the $1,000,000 limit, the Company does not at this time anticipate any loss of deductibility under the Federal tax law for compensation paid to its executive officers. The Company was not denied a deduction under this law for any compensation paid to its executive officers during fiscal 2000.

                                          LeRoy A. Vander Putten, Chairman
                                          Robert A. Yanover
                                          Members of the Compensation
                                           Committee

Compensation Committee Interlocks and Insider Participation

   The current members of the Compensation Committee of the Board are Messrs. LeRoy A. Vander Putten and Robert A. Yanover. No executive officer of the Company has served as a member of the compensation committee of any other entity whose executive officers served as a member of the Compensation Committee of the Board.

Audit Committee Report

   The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

   The Audit Committee of the Board (the "Audit Committee") is composed of three non-employee directors, Messrs. Robert A. Yanover (Chairman), LeRoy A. Vander Putten and John R. Walter, and operates under a written charter adopted by the Board which is attached hereto as Appendix A. The Audit Committee held four meetings during fiscal 2000. The Board and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200
(a)(14). The Audit Committee oversees the Company's financial reporting process on behalf of the Board and reviews the independence of the Company's auditors.

   Management is responsible for the Company's financial statements, systems of internal control and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

   The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. In this context, the Audit Committee has met with the independent auditors, Arthur Andersen LLP, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

   Specifically, the Audit Committee has discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, and any other matters required to be discussed under generally accepted auditing standards. These discussions included the scope of the auditor's responsibilities, significant accounting adjustments, any disagreements with management and a discussion of the quality (not just the acceptability) of accounting principles, reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

   Arthur Andersen LLP has provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditors that firm's independence from the Company and its management. During fiscal 2000, the Company retained its principal independent auditors, Arthur Andersen LLP, for the audit of the fiscal year 2000 and the reviews of the Company's 2000 quarterly reports on Forms 10-Q. Arthur Andersen LLP did not render any services related to financial information systems design and implementation or provide any other services for the fiscal year ended December 31, 2000.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          Robert A. Yanover, Chairman
                                          LeRoy A. Vander Putten
                                          John R. Walter
                                          Members of the Audit Committee

Arthur Andersen LLP Fees

   For services rendered in 2000 by Arthur Andersen LLP, the Company's principal independent auditors, the Company incurred the following fees:

  . Audit fees (for the audit of the fiscal year 2000 and the reviews of the Company's 2000 quarterly reports on Forms 10-Q) totaling $80,000.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder returns on the Company's Common Stock for the period covering June 2, 1998 (the first day of the trading pursuant to the Company's initial public offering of 3,250,000 shares of Common Stock at an offering price of $10 per share, the "IPO") through December 31, 2000, on a monthly basis, with the cumulative total return of The Nasdaq Stock Market--US (the "Nasdaq Market") Index and the JP Morgan Hambrecht & Quist Computer Software (the "JP Morgan H & Q Computer Software") Index for the same period.

  Comparison of Thirty One-Month Cumulative Total Return (1) Among the Company
   (2), the Nasdaq Market Index and (3) the JP Morgan H & Q Computer Software
                                     Index

                        [Performance graph appears here]

                                                                   Cumulative Total Return

                                6/2/98   6/98    9/98    12/98   3/99    6/99    9/99    12/99    3/00    6/00    9/00   12/00
ULTIMATE SOFTWARE GROUP, INC.   100.00   93.13   95.00   71.25   72.50   52.19   75.00   130.63   90.63   91.25   89.38   23.75
NASDAQ STOCK MARKET (U.S.)      100.00  108.09   97.53  126.74  142.14  155.39  159.55   235.55  264.39  229.87  211.55  141.75
JP MORGAN H&Q COMPUTER SOFTWARE 100.00  108.70   90.66  105.53  105.48  120.39  133.72   240.10  253.23  223.69  259.65  179.51

--------
(1) Assumes the investment of $100 on June 2, 1998 and reinvestment of dividends (no dividends were declared on the Company's Common Stock during the period).
(2) Prior to the IPO, the Company's Common Stock was not listed or quoted on any organized market system.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Commission. Such executive officers, directors and greater than 10% beneficial owners are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners were met during 2000, except that Mr. John R. Walter inadvertently failed to report in 1999 and 2000 an aggregate of 14 transactions executed by Aberdeen (see footnote 13 on page 6 of this proxy statement) reportable on three Forms
4. All such transactions were subsequently reported on Forms 5 for 1999 and 2000.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

   Under the rules of the Commission, any proposal by a stockholder to be presented at the 2002 Annual Meeting of Stockholders and to be included in the Company's proxy statement must be received at the Company's principal corporate office: 2000 Ultimate Way, Weston, Florida 33326, no later than the close of business on December 11, 2001. Proposals should be sent to the attention of the Secretary of the Company. Any such stockholder proposal must comply with the applicable rules of the Commission.

   Under the Company's By-Laws, proposals of Stockholders not included in the proxy materials may be presented at the 2002 Annual Meeting of Stockholders only if the Company's Secretary has been notified of the nature of the proposal and is provided certain additional information at least sixty days but not more than ninety days prior to April 10, 2002, the first anniversary of the proxy statement in connection with the 2001 Annual Meeting of Stockholders (subject to exceptions if the 2002 Annual Meeting is advanced by more than thirty days and the proposal is a proper one for stockholder action).

                                 OTHER MATTERS

Financial Statements

   A copy of the Company's Annual Report to Stockholders, including therewith a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, is being provided to stockholders with this Proxy Statement.

Other

   The Company is not aware of any other matters that may come before the Annual Meeting. If other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors:

                                          /s/ Vivian Loynaz

                                          Vivian Loynaz
                                          Secretary

Weston, Florida
April 10, 2001

                                                                      Appendix A

                       THE ULTIMATE SOFTWARE GROUP, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I. PURPOSE:

  The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to the stockholders, any governmental body or the public; the Corporation's systems of internal controls regarding finance and accounting that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  . Review and appraise the audit efforts of the Corporation's independent accountant.

  . Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

  The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II. MEETINGS:

  The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee will meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believes should be discussed privately. In addition, the Committee or at least its Chair will meet with the independent accountants and management quarterly to review the Corporation's financials consistent with III.2 and III.3 below.

III. RESPONSIBILITIES AND DUTIES:

  To fulfill its responsibilities and duties, the Audit Committee shall:

  1. Review this Charter periodically, at least annually, and update it as appropriate as conditions dictate.

  2. Review with financial management and the independent accountants the Corporation's annual financial statements to be included in the Form 10-K filed with the Securities and Exchange Commission and any material reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

  3. Review with financial management and the independent accountants each Form 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

  4. Prepare a report for inclusion in the Corporation's annual Proxy Statement that describes the Committee's responsibilities and how they were discharged and that otherwise meets the requirements of all relevant rules and regulations promulgated by the Securities and Exchange Commission.

  5. Have ultimate authority and responsibility to, and shall, recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants and review the performance of the independent accountants and recommend to the Board any proposed discharge of the independent accountants when circumstances warrant.

  6. Require, on at least an annual basis, the independent accountants to submit to the Committee a formal written statement delineating all relationships the accountants have with the Corporation and review and discuss this statement with the accountants to determine the accountants' independence and, if necessary, recommend that the Board of Directors take appropriate action in response to the accountants' written statement to satisfy itself of the accountants' independence.

  7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

  8. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, including the surrounding internal control structure.

  9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

  11. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

  12. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  13. Review any significant disagreement between management and the independent accountants in connection with the preparation of the financial statements.

  14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee or the Board, have been implemented.

  15. Review, with the Corporation's general counsel, legal compliance matters including corporate securities trading policies.

  16. Review, with the Corporation's general counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  17. Have the power to conduct or authorize investigation into any matters within the Committee's scope of responsibility. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

  18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                   DETACH HERE

                                      PROXY

                        THE ULTIMATE SOFTWARE GROUP, INC.

      PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2001

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, revoking all prior proxies, hereby appoints Mitchell
K. Dauerman and Vivian Loynaz, with full power of substitution, as proxies to represent and vote, as designated herein, all the shares of stock of The Ultimate Software Group, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at 2000 Ultimate Way, Weston, Florida, on Friday, May 11, 2001, at 9:00 a.m., and at any adjournment thereof (the "Annual Meeting").

         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN. Attendance of the undersigned at the Annual Meeting will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company prior to the Annual Meeting or shall vote in person at the Annual Meeting.

SEE REVERSE SIDE                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                   DETACH HERE

PLEASE MARK YOUR VOTES
BY FIRMLY PLACING AN "X" IN
THE APPROPRIATE BOXES.

1.       To elect two directors to serve until the 2004 Annual Meeting.

NOMINEES:                                          FOR                 WITHHELD

Scott Scherr                                       [  ]                  [  ]

Dr. Alan Goldstein                                 [  ]                  [  ]

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                          Date:
           ----------------------------------------       -------------

Signature:                                          Date:
           ----------------------------------------       -------------